SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2003

                           IBIS TECHNOLOGY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                  Massachusetts
                                  -------------
                 (State or Other Jurisdiction of Incorporation)

        0-23150                                            04-2987600
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(Commission File Number)                    (I.R.S. Employer Identification No.)



   32 Cherry Hill Drive, Danvers, Massachusetts                         01923
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     (Address of Principal Executive Offices)                         (Zip Code)

                                 (978) 777-4247
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events.


     On October 17, 2003, the Registrant issued a press release announcing the public offering of 870,000 shares of its common stock. The offering is being underwritten by CDC Securities. Ibis has granted CDC Securities an option to purchase up to an additional 130,000 shares of common stock to cover over-allotments, if any. All of the shares are being offered by Ibis through a prospectus supplement pursuant to Ibis' shelf registration statement, which was declared effective by the Securities and Exchange Commission on October 3, 2003. The information contained in the press release dated October 17, 2003 is incorporated herein by reference and filed as Exhibit 99.1 hereto. Ibis filed with the Commission on October 16, 2003 a prospectus supplement, relating to the issuance and sale of the common stock. In connection with the filing of the prospectus supplement with the Commission, Ibis is filing the underwriting agreement relating thereto as Exhibit 1.1 hereto.

     The registrant intends to use the net proceeds from the offering of the shares to fund research and development, capital expenditures, working capital and general corporate purposes.

Item 7.  Financial Statements and Exhibits.

(c) The following exhibits are filed with this report:


Exhibit No.          Title
-----------          -----

1.1 Underwriting Agreement between Registrant and CDC Securities dated October 16, 2003

99                   The Registrant's Press Release dated October 17, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IBIS Technology Corporation



Dated:  October 17, 2003       By:  /s/Debra L. Nelson
                                  ----------------------------------------------
                                        Debra L. Nelson, Chief Financial Officer

                                  EXHIBIT INDEX

                                                                     Sequential
Exhibit No.           Description                                    Page Number
-----------           -----------                                    -----------

1.1                   Underwriting Agreement between Registrant
                      and CDC securities dated October 16, 2003           E-2

99                    The Registrant's Press Release
                      dated October 17, 2003                             E-19










                                       E-1